UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 17, 2008

SEMGROUP ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, SemGroup Energy Partners, L.P. (the “Partnership”) was unable to timely file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008 (the “Third Quarter Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) due to uncertainties surrounding the filing of voluntary petitions by SemGroup, L.P. and certain of its subsidiaries for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on July 22, 2008 (the “Bankruptcy Filings”).

On November 17, 2008, the Partnership notified The NASDAQ Stock Market (“NASDAQ”) that it had not timely filed the Third Quarter Form 10-Q and, therefore, the Partnership was not in compliance with NASDAQ’s filing requirements set forth in NASDAQ’s Marketplace Rule 4310(c)(14).  Marketplace Rule 4310(c)(14) requires the Partnership to make, on a timely basis, all filings with the SEC as required by the Securities Exchange Act of 1934, as amended. Consequently, on November 18, 2008, the Partnership received an Additional Staff Determination Letter from NASDAQ indicating that the failure to timely file the Third Quarter Form 10-Q serves as an additional basis for delisting the Partnership’s common units representing limited partner interests (the “Common Units”) from NASDAQ.

As previously disclosed, the Partnership received a similar NASDAQ Staff Determination Letter on August 19, 2008 in connection with the Partnership’s inability to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2008 (the “Second Quarter Form 10-Q”).  The Partnership appealed that Staff Determination and attended a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”) on October 16, 2008 during which the Partnership requested that the Panel grant additional time to regain compliance with NASDAQ’s filing requirement.  There can be no assurance that the Panel will grant the Partnership’s request for continued listing.  Pending a decision by the Panel, the Partnership’s Common Units will remain listed on NASDAQ.

The Partnership’s management and the board of directors of its general partner are currently evaluating the impact of the Bankruptcy Filings and certain related matters on the financial statements. The Partnership expects to file the Second Quarter Form 10-Q and the Third Quarter Form 10-Q as soon as is reasonably practicable after such evaluation has been completed.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated November 20, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

By:  SemGroup Energy Partners G.P., L.L.C.
        its General Partner

Date:  November 20, 2008                                                                                     By:  /s/ Alex G. Stallings
Alex G. Stallings
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated November 20, 2008.